Organization and Principal Activities	12 Months Ended
Dec. 31, 2014
Organization and Principal Activities [Abstract]
Organization and Principal Activities

1. Organization and Principal Activities

Jumei International Holding Limited (the "Company"), through its consolidated subsidiaries and variable interest entities ("VIEs") and VIEs' subsidiaries (collectively referred to as the "Group") is primarily engaged in the operation to sell or to facilitate third party merchants to sell beauty products, apparel and other lifestyle products in the People's Republic of China (the "PRC" or "China") on its website Jumei.com, Jumeiglobal.com and through its mobile application.

The Group generates merchandise sales as principal for the direct sales of beauty products to customers. Additionally, the Group generates marketplace services revenue as a service provider for other vendors charging third-party merchant fees for the sale of beauty products, apparel and other life style products, through the Group's internet platform.

The Group's primary subsidiaries, VIEs and the subsidiaries of the VIEs as of December 31, 2014 are set out below:

Direct subsidiaries	Equity interest held	Place and date of incorporation
Jumei Hongkong Limited (“Jumei Hongkong”)	100%	Hong Kong, September 6, 2010
Jumei Hongkong Holding Limited (“Jumei Hongkong Holding”)	100%	Hong Kong, March 25, 2014
Beijing Silvia Technology Service Co., Ltd. (“Beijing Jumei”)	100%	China, March 4, 2011
Shanghai Jumeiyoupin Technology Co., Ltd. (“Shanghai Jumei”) (Formerly known as Shanghai Paddy Commerce and Trade Co., Ltd.)	100%	China, June 19, 2012
Chengdu Jumeiyoupin Science and Technology Co., Ltd. (“Chengdu Jumei”)	100%	China, July 19, 2012
Tianjin Cyril Information Technology Co., Ltd. (“Tianjin Cyril”)	100%	China, March 22, 2013
Tianjin Qianmei International Trading Co., Ltd. (“Tianjin Qianmei”)	100%	China, March 25, 2013
Tianjin Jumeiyoupin Technology Co., Ltd. (“Tianjin Jumei”) (Formerly known as Tianjin Venus Technology Co., Ltd.)	100%	China, December 30, 2013
Zhengzhou Venus Information Technology Co., Ltd. (“Zhengzhou Venus”)	100%	China, August 26, 2014
Suzhou Jumeiyoupin Technology Co., Ltd. (“Suzhou Jumei”)	100%	China, October 15, 2014

VIEs and VIEs' Subsidiaries *	Equity interest indirectly held	Place and date of incorporation
Reemake Media Co., Ltd. (“Reemake Media”)	100%	China, August 5, 2009
Tianjin Yingxun Technology Co., Ltd. (“Tianjin Yingxun”)	100%	China, August 20, 2014
Beijing Shengjinteng Network Science and Technology Co., Ltd. (“Beijing Shengjinteng”)	100%	China, acquired on January 16, 2011

*Another two VIEs Wuxi Jumei Media Co., Ltd. and Tianjin Topspeed Technology Service Co., Ltd. were established in October and November 2014, respectively.

Prior to April 2011, the Group carried out its operations through Reemake Media, a PRC entity incorporated in August 2009 by the Group's founders (the “Founders”). In January 2011, Reemake Media acquired 100% of the equity interests in Beijing Shengjinteng Network Science and Technology Co., Ltd., or Beijing Shengjinteng.

In August 2010, the Company was incorporated by Reemake Media's shareholders under the laws of the Cayman Islands as the holding company of the Group in order to facilitate international financing. In September 2010, the Company established a wholly-owned Hong Kong subsidiary, Jumei Hongkong Limited to be the intermediate holding company. In March 2011, Jumei Hongkong Limited established a wholly-owned PRC subsidiary, Jumeiyoupin (Beijing) Science and Technology Services Co., Ltd., or Beijing Jumei, which was a wholly foreign owned enterprise (“WOFE”) and subsequently was renamed as Beijing Silvia Technology Service Co., Ltd.

Through Beijing Jumei, the Group obtained control over Reemake Media in April 2011 by entering into a series of contractual arrangements with Reemake Media and the shareholders of Reemake Media. The above series of transactions were accounted for as a reorganization of the Group (“Reorganization”) which was in a manner similar to a pooling of interest with assets and liabilities at their historical amounts in the Group's consolidated financial statements.

Variable interest entities

In order to comply with the PRC laws and regulations which prohibit foreign control of companies involved in provision of internet content, the Group operates its website and provides online sales in the PRC through its VIE, Reemake Media. The equity interests of Reemake Media are legally held by certain shareholders of the Company (“Nominee Shareholders”). The Company obtained control over Reemake Media through Beijing Jumei in April 2011 by entering into a series of contractual arrangements with Reemake Media and the Nominee Shareholders of Reemake Media. These Contractual Agreements include Shareholders' Voting Rights Agreement, Exclusive Consulting and Service Agreement, Exclusive Purchase Option Agreement and Equity Pledge Agreement (“Contractual Agreements”). As a result of these contractual Arrangements, the Group maintains the ability to exercise effective control over Reemake Media, receive substantially all of the economic benefits and have an exclusive option to purchase all or part of the equity interests in Reemake Media when and to the extent permitted by PRC law at the minimum price possible. The Group concluded that Reemake Media is VIE of the Group, of which the WOFE is the primary beneficiary. As such, the Group consolidated the financial results of Reemake Media in the Group's consolidated financial statements. Refer to Note 2(a) to the consolidated financial statements for the principles of consolidation.

The following is a summary of the Contractual Agreements:

•	Shareholders' Voting Rights Agreement

On April 8, 2011, Beijing Jumei, Reemake Media and the shareholders of Reemake Media entered into a shareholders' voting rights agreement. Pursuant to the shareholders' voting rights agreement, each of the shareholders of Reemake Media appointed Beijing Jumei's designated person as their attorney-in-fact to exercise all shareholder rights, including, but not limited to, attending the shareholders' meeting, voting all matters of Reemake Media requiring shareholder approval, appointing or removing directors and executive officers, and disposing of all or part of the shareholder's equity interests in Reemake Media. Through this agreement, Beijing Jumei has the power to direct the activities that most significantly impact Reemake Media including appointing key management, setting up budgets and policies, transferring profits or assets out of Reemake Media, and setting the price for the services provided to Reemake Media. The shareholders' voting rights agreement will remain in force for an unlimited term, unless all the parties to the agreement mutually agree to terminate the agreement in writing.

•	Exclusive Consulting and Service Agreement

Under the exclusive consulting and services agreement between Beijing Jumei and Reemake Media, dated April 8, 2011, Beijing Jumei has the exclusive right to provide to Reemake Media consulting and services related to all technologies needed for Reemake Media's business. Beijing Jumei owns the exclusive intellectual property rights created as a result of the performance of this agreement. Reemake Media agrees to pay Beijing Jumei an annual service fee. In addition, Beijing Jumei may provide other technology services specified by Reemake Media from time to time, and charge Reemake Media for the services. This agreement will remain effective for an unlimited term, unless Beijing Jumei and Reemake Media mutually agree to terminate the agreement in writing, or the agreement is required to be terminated by applicable PRC laws. Reemake Media is not permitted to terminate the agreement in any event unless required by applicable laws.

•	Exclusive Purchase Option Agreement

On April 8, 2011, Beijing Jumei, Reemake Media and the shareholders of Reemake Media entered into an exclusive purchase option agreement. Pursuant to the exclusive purchase option agreement, each of the shareholders of Reemake Media irrevocably granted Beijing Jumei an exclusive option to purchase, or have its designated person, to purchase, at its discretion, to the extent permitted under PRC law, all or part of the shareholders' equity interests in Reemake Media. The purchase price was set equal the amount that the shareholders contributed to Reemake Media as registered capital for the equity interests to be purchased, or be the lowest price permitted by applicable PRC law. In addition, Reemake Media granted Beijing Jumei an exclusive option to purchase, or have its designated person, to purchase, at its discretion, to the extent permitted under PRC law, all or part of Reemake Media's assets at the lowest price permitted by applicable PRC law. Without the prior written consent of Beijing Jumei, Reemake Media may not increase or decrease the registered capital, dispose of its assets, terminate any material contract or enter into any contract that is in conflict with its material contracts, appoint or remove any management members, distribute dividends to the shareholders, guarantee its continuance, amend its articles of association or provide any loans to any third parties. The shareholders of Reemake Media agree that, without the prior written consent of Beijing Jumei, they will not transfer or otherwise dispose of their equity interests in Reemake Media or create or allow any encumbrance on the equity interests.

•	Equity Pledge Agreement

On April 8, 2011, Beijing Jumei, Reemake Media and the shareholders of Reemake Media entered into an equity pledge agreements, as amended on August 6, 2011. Pursuant to the equity pledge agreements, each of the shareholders of Reemake Media pledged all of their equity interests in Reemake Media to guarantee their and Reemake Media's performance of their obligations under the contractual arrangements including, but not limited to, the exclusive consulting and services agreement, exclusive purchase option agreement and shareholders' voting rights agreement. If Reemake Media or its shareholders breach their contractual obligations under these agreements, Beijing Jumei, as pledgee, will have the right to dispose of the pledged equity interests or to transfer the pledged equity interests to any person designated by Beijing Jumei. The shareholders of Reemake Media agree that, during the term of the equity pledge agreements, they will not dispose of the pledged equity interests or create or allow any encumbrance on the pledged equity interests, and they also agree that Beijing Jumei's rights relating to the equity pledges shall not be prejudiced by the legal actions of the shareholders, their successors or their designatees. During the term of the equity pledge agreements, Beijing Jumei has the right to receive all of the dividends and profits distributed on the pledged equity interests. The equity pledges will become effective on the date when the pledge of equity interests contemplated in these agreements are registered with the relevant administration for industry and commerce in accordance with the PRC Property Rights Law and will remain effective until Reemake Media and its shareholders discharge all their obligations under the contractual arrangements. The Group has completed the registration of the equity pledges with the relevant office of the administration for industry and commerce in accordance with the PRC Property Rights Law.

On January 24, 2014, the Shareholders' Voting Rights Agreement, the Exclusive Purchase Option Agreement and the Equity Pledge Agreements relating to Reemake Media were amended and restated to reflect the change of Nominee Shareholders' holding in the VIE entity. No other material terms or conditions of these agreements were changed or altered. There was no impact to the Group's effective control over Reemake Media and the Group continued to consolidate Reemake Media.

Shareholders' voting rights agreements, exclusive consulting and service agreements, exclusive purchase option agreements and equity pledge agreements, substantially the same as those described above were entered into by Tianjin Jumei, Tianjin Yingxun and the shareholders of Tianjin Yingxun on August 20, 2014, Suzhou Jumei, Wuxi Jumei and the shareholders of Wuxi Jumei on October 31, 2014, and Tianjin Jumei, Tianjin Topspeed and the shareholders of Tianjin Topspeed on December 31, 2014.

Risks in relation to the VIEs structure

It is possible that the Group's operation of certain of its operations and businesses through VIEs could be found by PRC authorities to be in violation of PRC law and regulations prohibiting or restricting foreign ownership of companies that engage in such operations and businesses. While the Group's management considers the possibility of such a finding by PRC regulatory authorities under current law and regulations to be remote, on January 19, 2015, the Ministry of Commerce of the PRC, or (the “MOFCOM”) released on its Website for public comment a proposed PRC law (the “Draft FIE Law”) that appears to include VIEs within the scope of entities that could be considered to be foreign invested enterprises (or “FIEs”) that would be subject to restrictions under existing PRC law on foreign investment in certain categories of industry. Specifically, the Draft FIE Law introduces the concept of “actual control” for determining whether an entity is considered to be an FIE. In addition to control through direct or indirect ownership or equity, the Draft FIE Law includes control through contractual arrangements within the definition of “actual control.” If the Draft FIE Law is passed by the People's Congress of the PRC and goes into effect in its current form, these provisions regarding control through contractual arrangements could be construed to reach the Group's VIE arrangements, and as a result the Group's VIEs could become explicitly subject to the current restrictions on foreign investment in certain categories of industry. The Draft FIE Law includes provisions that would exempt from the definition of foreign invested enterprises entities where the ultimate controlling shareholders are either entities organized under PRC law or individuals who are PRC citizens. The Draft FIE Law is silent as to what type of enforcement action might be taken against existing VIEs that operate in restricted or prohibited industries and are not controlled by entities organized under PRC law or individuals who are PRC citizens. If a finding were made by PRC authorities, under existing law and regulations or under the Draft FIE Law if it becomes effective, that the Group's operation of certain of its operations and businesses through VIEs, regulatory authorities with jurisdiction over the licensing and operation of such operations and businesses would have broad discretion in dealing with such a violation, including levying fines, confiscating the Group's income, revoking the business or operating licenses of the affected businesses, requiring the Group to restructure its ownership structure or operations, or requiring the Group to discontinue all or any portion of its operations. Any of these actions could cause significant disruption to the Group's business operations, and have a severe adverse impact on the Group's cash flows, financial position and operating performance.

The following are financial statement amounts and balances of the Group's consolidating VIEs and VIEs' subsidiaries as of December 31, 2013 and 2014 and for the years ended December 31, 2012, 2013 and 2014.

	As of December 31,
	2013	2014
	US$	US$
Total assets	53,684	34,669
Total liabilities	50,470	28,017

	For the Year Ended December 31,
	2012	2013	2014
	US$	US$	US$
Total net revenue	172,949	119,235	108,150
Net income/ (loss)	1,855	3,097	(3,857)

Net increase/ (decrease) in cash and cash equivalents	6,872	19,447	(27,446)

In accordance with the contractual arrangements, Beijing Jumei, Tianjin Jumei, and Suzhou Jumei (“WOFEs”) have the power to direct activities that most significantly impact Reemake Media, Tianjin Yingxun, Wuxi Jumei, and Tianjin Topspeed (“VIEs”) and Beijing Shengjinteng and Zhengzhou Topspeed (“VIEs' subsidiaries”), including appointing key management, setting up budgets and policies, and transferring profit or assets out of VIEs and VIEs' subsidiaries at its discretion. Therefore, WOFEs consider that they have the right to receive benefits from VIEs and VIEs' subsidiaries and there is no asset in VIEs and VIEs' subsidiaries that can be used only to settle obligations of VIEs and VIEs' subsidiaries except for registered capital of VIEs and VIEs' subsidiaries amounting to US$184 and US$1,326 as of December 31, 2013 and 2014. As VIEs and VIEs' subsidiaries are incorporated as limited liability companies under the PRC Company Law, the creditors do not have recourse to the general credit of WOFEs for all the liabilities of VIEs and VIEs' subsidiaries, and WOFEs do not have the obligation to assume the liabilities of VIEs and VIEs' subsidiaries.

The Group has determined that the contractual arrangements among the WOFEs, VIEs and VIEs' subsidiaries and their shareholders are in compliance with PRC laws and are legally enforceable. However, uncertainties in the PRC legal system could limit the Group's ability to enforce these contractual arrangements and if the shareholders of VIEs and VIEs' subsidiaries were to reduce their interest in the Group, their interests may diverge from that of the Group and that may potentially increase the risk that they would seek to act contrary to the contractual terms.

•	The Group's ability to control VIEs and VIEs' subsidiaries also depends on the right under the Shareholders' Voting Rights Agreement to vote on all matters requiring shareholder approval in VIEs and VIEs' subsidiaries. As noted above, the Group believes the Shareholders' Voting Rights Agreement is legally enforceable but may not be as effective as direct equity ownership.

If the legal structure and contractual arrangements were found to be in violation of any existing PRC laws and regulations, the PRC government could:

  revoke the Group's business and operating licenses;
  require the Group to discontinue or restrict operations;
  restrict the Group's right to collect revenues;
  block the Group's websites;
  require the Group to restructure the operations in such a way as to compel the Group to establish a new enterprise, re-apply for the necessary licenses or relocate our businesses, staff and assets;
  impose additional conditions or requirements with which the Group may not be able to comply; or
  take other regulatory or enforcement actions against the Group that could be harmful to the Group's business.

The imposition of any of these penalties may result in a material and adverse effect on the Group's ability to conduct the Group's business. In addition, if the imposition of any of these penalties causes the Group to lose the right to direct the activities of VIEs and VIEs' subsidiaries or the right to receive their economic benefits, the Group would no longer be able to consolidate VIEs and VIEs' subsidiaries. The Group believe the likelihood of loss in respect of the Group's current ownership structure or the contractual arrangements with the VIE and its subsidiary is remote.

There is no VIE where the Group has variable interest but is not the primary beneficiary. Currently there is no contractual arrangement that could require the Group to provide additional financial support to VIE.